UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2003

COMMISSION FILE NUMBER 1-9533

WORLD FUEL SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	59-2459427 (I.R.S. Employer Identification No.)

700 South Royal Poinciana Blvd., Suite 800 Miami Springs, Florida (Address of principal executive offices)	33166 (Zip Code)

Registrant’s telephone number, including area code: (305) 884-2001

Item 5.    Other Events and Regulation FD Disclosure

On February 26, 2003, World Fuel Services Corporation (the “Company”) issued a press release and reported the operational results for the three and nine-month fiscal year ended December 31, 2002. The Company reported a nine-month fiscal year for 2002 because of its change from a fiscal year end of March 31 to a calendar year end of December 31. See exhibit 99.1 for the press release.

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated February 26, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2003	World Fuel Services Corporation

/s/ Michael J. Kasbar

Michael J. Kasbar
President and Chief Operating Officer

/s/ Francis X. Shea

Francis X. Shea
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)